Exhibit 10.1

AMENDMENT NO. 3
DATED AS OF AUGUST 15, 2017
TO THE
V2500 GENERAL TERMS OF SALE AGREEMENT
BY AND BETWEEN
IAE INTERNATIONAL AERO ENGINES AG
AND
JETBLUE AIRWAYS CORPORATION
DATED AS OF MAY 4, 1999

This document contains proprietary information of IAE International Aero Engines AG (“IAE”). IAE offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3
EM
4819-9244-3218.2

This Amendment No. 3, dated as of August 15, 2017 (this “Amendment No. 3”), amends the V2500 General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended and supplemented from time to time, such contract being hereinafter referred to as the “GTA”).
Unless expressly stated to the contrary, definitions and terms used in this Amendment No. 3 shall have the same meaning given to them in the GTA.
WHEREAS:

A.	JetBlue and IAE desire to amend the GTA for the purpose of adding fifteen (15) incremental A321ceo aircraft;

B.	JetBlue and IAE desire to amend the GTA for the purpose of adding the option to purchase two (2) incremental V2533-A5 spare engines; and

C.	JetBlue and IAE also desire to extend certain terms of the GTA to the Engines installed on the 2017 Incremental Aircraft and to the 2017 Incremental Option Spare Engines.

NOW, THEREFORE, in consideration of the mutual benefits and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Agreement to Purchase

1.1.	Sections 2.2.5 and 2.2.6 are hereby added to the GTA as follows:

“2.2.5
JetBlue hereby agrees to purchase from the Aircraft Manufacturer a firm and unconditional order of fifteen (15) new A321 Family Aircraft (“2017 Incremental Aircraft”) powered by new V2533-A5 Engines for delivery according to the schedule set forth in Exhibit B-1 to this Agreement, as amended from time to time. Such Engines installed on the 2017 Incremental Aircraft will be [***].

For the avoidance of doubt, in accordance with Exhibit B-1 attached hereto, the parties agree that the 2017 Incremental Aircraft will be treated as [***].

2.2.6
IAE hereby grants JetBlue the option to purchase up to two (2) new V2533-A5 [***] spare Engines (the “2017 Incremental Option Spare Engines”) for delivery no later than [***], 2019 and in accordance with the schedule set forth in Exhibit B-2 to this Agreement. Such 2017 Incremental Option Spare Engines will be [***]. If JetBlue desires to exercise one or both options, JetBlue will provide IAE with written notice no less than [***] prior to the requested delivery date, and such request will be [***].

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 2
4819-9244-3218.2

For the avoidance of doubt, in accordance with Exhibit B-2 attached hereto, the parties agree that the 2017 Incremental Option Spare Engines will be treated as [***]. Additionally, these options will expire on [***], if JetBlue does not exercise the options before such date, unless IAE and JetBlue mutually agree otherwise.”

2.	2017 Incremental Aircraft

2.1.	The Deemed Shipset Price of the 2017 Incremental Aircraft, expressed in [***] United States Dollars, is as follows:

Aircraft (Engine) Type	Deemed Shipset Price ([***] US$)
A321 (V2533-A5)	US$[***]

2.2.	[***]

3.	2017 Incremental Option Spare Engines

3.1.	The Unit Base Price of the 2017 Incremental Option Spare Engines, expressed in [***] United States Dollars, and which will be escalated [***], is as follows:

Engine Model	Unit Base Price ([***] US$)
V2533-A5	US$[***]

3.2.	[***]

Within [***] business days of receipt of JetBlue’s notification of its desire to exercise an option, IAE will notify JetBlue if an Engine is available for delivery. If IAE has an available Engine, [***] of the escalated Unit Base Price of the 2017 Incremental Option Spare Engine will be due and payable to IAE [***]. The balance of the Unit Base Price[***] will be due and payable to IAE [***].

4.	Aircraft Delivery Schedule

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 3
4819-9244-3218.2

Exhibit B-1 to the GTA, Aircraft Delivery Schedule, is hereby deleted in its entirety and replaced with the Amendment No. 3 Exhibit B-1 attached as Appendix 1.

5.	Purchased Items, Price, Escalation Formula and Delivery
Exhibit B-2 to the GTA, Purchased Items, Price, Escalation Formula and Delivery, is hereby deleted in its entirety and replaced with the Amendment No. 3 Exhibit B-1 attached as Appendix 2.
The terms and provisions and attachments contained in this Amendment No. 3 constitute the entire agreement between the parties with respect to the matters herein described, and supersede all prior understandings and agreements of the parties with respect thereto. No amendment or modification of this Amendment No. 3 shall be binding upon either party unless set forth in a written instrument executed by both parties.
This Amendment No. 3 contains matters of a confidential and proprietary nature and is delivered on the express condition that its terms shall not be disclosed to any third party or reproduced in whole or in part for anyone other than the parties hereto without the other party’s prior written consent.
The parties hereby agree and acknowledge that there has been full and adequate consideration for the mutual promises contained herein. The terms and conditions of the GTA are incorporated herein by reference. Except as expressly amended hereby, all other terms and conditions of the GTA shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.
This Amendment No. 3 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.
Upon acceptance by IAE, as evidenced by execution of the signature block below, this document will become an enforceable amendment to the GTA. The parties agree that facsimile signatures shall be deemed to be of the same force and effect as an original executed document. If executed by facsimile, the parties agree to provide original signature pages upon request.
[Signatures to follow]

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 4
4819-9244-3218.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed in duplicate as of the date last written below.

JETBLUE AIRWAYS CORPORATION

By:	/s/ Steve Priest

Typed Name:	Steve Priest

Title:	Chief Financial Officer

Date:	August 15, 2017

IAE INTERNATIONAL AERO ENGINES AG

By:	/s/ Katielai G. Sevigny

Typed Name:	Katielai G. Sevigny

Title:	Assistant Secretary

Date:	August 15, 2017

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3
4819-9244-3218.2        Page 5

Appendix 1
Amendment No. 3 – Exhibit B-1
Aircraft Delivery Schedule
As of August 2017
Glossary Notes:

•
R denotes the Incremental Firm Aircraft as defined in Side Letter 37 and the 2014 Incremental Aircraft as defined in Amendment No. 1 that will be treated as [***] in accordance with Side Letter 17, Side Letter No. 37, and Amendment No. 1 to the GTA.

•
* denotes Firm Aircraft that have received or will receive the $[***] ([***]$) spare parts credit as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25 and Side Letter 37.

•
** denotes Firm Aircraft that have received or will receive the $[***] ([***]$) spare parts credit as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25 and Side Letter 37.

•
[t] denotes Firm Aircraft that have received or will receive the both the $[***] ([***]$) and $[***] ([***]$) the spare parts credits and as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25 and Side Letter 37.

•	Delivered Aircraft are indicated by italics typeface.

•
Applicable escalation formulae, indicated for the calculation of Fleet Introductory Assistance credits, are in accordance with Side Letter No. 13 and Side Letter No. 17 to the Agreement, as amended by Side Letter No. 25 to the Agreement and Side Letter 37.

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 1	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 2	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 3	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 4	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 5	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 6	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 7	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 8	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 9	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 10	Existing Firm Aircraft	A320	[***]	2001	Formula I

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 6
4819-9244-3218.2

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 11	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 12	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 13	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 14	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 15	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 16	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 17	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 18	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 19	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 20	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 21	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 22	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 23	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 24	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 25	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 26	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 27	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 28	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 29	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 30	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 31	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 32	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 33	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 34	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 35	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 36	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 37	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 38	Existing Firm Aircraft	A320	[***]	2003	Formula I	*
No. 39	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 40	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 41	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 42	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 43	Existing Firm Aircraft	A320	[***]	2003	Formula I	*
No. 44	Existing Firm Aircraft	A320	[***]	2003	Formula I

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 7
4819-9244-3218.2

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 45	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 46	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 47	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 48	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 49	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 50	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 51	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 52	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 53	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 54	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 55	Incremental Firm Aircraft	A320	[***]	2004	Formula I
No. 56	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 57	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 58	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 59	Incremental Firm Aircraft	A320	[***]	2004	Formula I
No. 60	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 61	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 62	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 63	Existing Firm Aircraft	A320	[***]	2005	Formula I	*
No. 64	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 65	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 66	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 67	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 68	Existing Firm Aircraft	A320	[***]	2005	Formula I	*
No. 69	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 70	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 71	Incremental Firm Aircraft	A320	[***]	2005	Formula I	**
No. 72	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 73	Existing Firm Aircraft	A320	[***]	2005	Formula I	*
No. 74	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 75	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 76	2004 Incremental Aircraft	A320	[***]	2006	Formula II
No. 77	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 78	Incremental Firm Aircraft	A320	[***]	2006	Formula I	*

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 8
4819-9244-3218.2

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 79	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 80	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 81	Incremental Firm Aircraft	A320	[***]	2006	Formula I	**
No. 82	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 83	Incremental Firm Aircraft	A320	[***]	2006	Formula I	*
No. 84	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 85	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 86	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 87	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 88	Existing Firm Aircraft	A320	[***]	2006	Formula I	*
No. 89	Incremental Firm Aircraft	A320	[***]	2006	Formula I	**
No. 90	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 91	2004 Incremental Aircraft	A320	[***]	2006	Formula II
No. 92	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 93	Existing Firm Aircraft	A320	[***]	2007	Formula I	*
No. 94	2004 Incremental Aircraft	A320	[***]	2007	Formula II
No. 95	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 96	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 97	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 98	Incremental Firm Aircraft	A320	[***]	2007	Formula I	*
No. 99	Incremental Firm Aircraft	A320	[***]	2007	Formula I
No. 100	Incremental Firm Aircraft	A320	[***]	2007	Formula I
No. 101	Incremental Firm Aircraft	A320	[***]	2007	Formula I	**
No. 102	Incremental Firm Aircraft	A320	[***]	2007	Formula I
No. 103	Incremental Firm Aircraft	A320	[***]	2007	Formula I	*
No. 104	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 105	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 106	Incremental Firm Aircraft	A320	[***]	2008	Formula I	**
No. 107	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 108	Incremental Firm Aircraft	A320	[***]	2008	Formula I	*
No. 109	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 110	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 111	Incremental Firm Aircraft	A320	[***]	2008	Formula I	**
No. 112	Incremental Firm Aircraft	A320	[***]	2008	Formula I

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 9
4819-9244-3218.2

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 113	Incremental Firm Aircraft	A320	[***]	2008	Formula I	*
No. 114	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 115	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 116	Incremental Firm Aircraft	A320	[***]	2009	Formula I	**
No. 117	Incremental Firm Aircraft	A320	[***]	2009	Formula I
No. 118	Incremental Firm Aircraft	A320	[***]	2009	Formula I	*
No. 119	Incremental Firm Aircraft	A320	[***]	2010	Formula I
No. 120	Incremental Firm Aircraft	A320	[***]	2010	Formula I
No. 121	Incremental Firm Aircraft	A320	[***]	2010	Formula I	**
No. 122	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 123	2004 Incremental Aircraft	A320	[***]	2011	Formula II	†
No. 124	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 125	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 126	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 127	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 128	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R†
No. 129	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 130	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 131	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 132	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 133	2004 Incremental Aircraft	A321	[***]	2013	Formula II	†
No. 134	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 135	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 136	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 137	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 138	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R†
No. 139	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 140	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 141	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 142	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 143	2004 Incremental Aircraft	A321	[***]	2014	Formula II	†
No. 144	2004 Incremental Aircraft	A321	[***]	2014	Formula II
No. 145	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 146	2004 Incremental Aircraft	A321	[***]	2015	Formula II

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 10
4819-9244-3218.2

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 147	2004 Incremental Aircraft	A321	[***]	2015	Formula II
No. 148	2004 Incremental Aircraft	A321	[***]	2015	Formula II	†
No. 149	2004 Incremental Aircraft	A321	[***]	2015	Formula II
No. 150	2004 Incremental Aircraft	A321	[***]	2015	Formula II
No. 151	2004 Incremental Aircraft	A321	[***]	2015	Formula II
No. 152	2004 Incremental Aircraft	A321	[***]	2015	Formula II
No. 153	2004 Incremental Aircraft	A321	[***]	2015	Formula II	R†
No. 154	2004 Incremental Aircraft	A321	[***]	2015	Formula II
No. 155	2014 Incremental Aircraft	A321	[***]	2015	Formula II	R
No. 156	2004 Incremental Aircraft	A321	[***]	2015	Formula II
No. 157	2014 Incremental Aircraft	A321	[***]	2015	Formula II	R
No. 158	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 159	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 160	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 161	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 162	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 163	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 164	2004 Incremental Aircraft	A321	[***]	2016	Formula II	R
No. 165	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 166	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 167	2004 Incremental Aircraft	A321	[***]	2016	Formula II
No. 168	2004 Incremental Aircraft	A321	[***]	2017	Formula II
No. 169	2004 Incremental Aircraft	A321	[***]	2017	Formula II
No. 170	2004 Incremental Aircraft	A321	[***]	2017	Formula II
No. 171	2004 Incremental Aircraft	A321	[***]	2017	Formula II	R
No. 172	2004 Incremental Aircraft	A321	[***]	2017	Formula II	R
No. 173	2004 Incremental Aircraft	A321	[***]	2017	Formula II	R
No. 174	2004 Incremental Aircraft	A321	[***]r	2017	Formula II	R
No. 175	2014 Incremental Aircraft	A321	[***]	2017	Formula II	R
No. 176	2014 Incremental Aircraft	A321	[***]	2017	Formula II	R
No. 177	2014 Incremental Aircraft	A321	[***]	2017	Formula II	R
No. 178	2004 Incremental Aircraft	A321	[***]	2018	Formula II	R
No. 179	2017 Incremental Aircraft	A321	[***]	2017	Formula II
No. 180	2017 Incremental Aircraft	A321	[***]	2017	Formula II

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 11
4819-9244-3218.2

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 181	2017 Incremental Aircraft	A321	[***]	2017	Formula II
No. 182	2017 Incremental Aircraft	A321	[***]	2017	Formula II
No. 183	2017 Incremental Aircraft	A321	[***]	2017	Formula II
No. 184	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 185	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 186	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 187	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 188	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 189	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 190	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 191	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 192	2017 Incremental Aircraft	A321	[***]	2018	Formula II
No. 193	2017 Incremental Aircraft	A321	[***]	2018	Formula II

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 12
4819-9244-3218.2

Appendix 2
Amendment No. 3 – Exhibit B-2
Purchased Items, Price, Escalation Formula and Delivery
As of August 2017
Glossary Notes:

•	Delivered Firm Spare Engines are indicated by italics typeface.

•
Applicable escalation formulae, indicated for the calculation of Spare Engine pricing and credits, are in accordance with Side Letter No. 13 and Side Letter No. 17 to the Agreement, as amended by Side Letter No. 25 and Side Letter No. 37 to the Agreement.

•	Delivery of the 2017 Incremental Option Spare Engines to be no later than [***], 2019.

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 13
4819-9244-3218.2

Rank No.	Engine Model	Base Contract Price (US$)	Base Month	Qty	Applicable Escalation	Contracted Delivery Date
No. 1	V2527-A5	[***]	[***]	1	Formula I	[***]-99
No. 2	V2527-A5	[***]	[***]	1	Formula I	[***]-00
No. 3	V2527-A5	[***]	[***]	1	Formula I	[***]-01
No. 4	V2527-A5	[***]	[***]	1	Formula I	[***]-02
No. 5	V2527-A5	[***]	[***]	1	Formula I	[***]-02
No. 6	V2527-A5	[***]	[***]	1	Formula I	[***]-03
No. 7	V2527-A5	[***]	[***]	1	Formula I	[***]-04
No. 8	V2527-A5	[***]	[***]	1	Formula I	[***]-05
No. 9	V2527-A5	[***]	[***]	1	Formula I	[***]-05
No. 10	V2527-A5	[***]	[***]	1	Formula II	[***]-06
No. 11	V2527-A5	[***]	[***]	1	Formula I	[***]-06
No. 12	V2527-A5	[***]	[***]	1	Formula II	[***]-07
No. 13	V2527-A5	[***]	[***]	1	Formula I	[***]-07
No. 14	V2527-A5	[***]	[***]	1	Formula I	[***]-07
No. 15	V2527-A5	[***]	[***]	1	Formula II	[***]-07
No. 16	V2527-A5	[***]	[***]	1	Formula I	[***]-07
No. 17	V2527-A5	[***]	[***]	1	Formula I	[***]-08
No. 18	V2527-A5	[***]	[***]	1	Formula I	[***]-08
No. 19	V2527-A5	[***]	[***]	1	Formula I	[***]-09
No. 20	V2527-A5	[***]	[***]	1	Formula I	[***]-10
No. 21	V2527-A5	[***]	[***]	1	Formula II	[***]-10
No. 22	V2527-A5	[***]	[***]	1	Formula I	[***]-10
No. 23	V2527-A5	[***]	[***]	1	Formula I	[***]-11
No. 24	V2527-A5	[***]	[***]	1	Formula II	[***]-11
No. 25	V2527-A5	[***]	[***]	1	Formula II	[***]-11
No. 26	V2527-A5	[***]	[***]	1	Formula II	[***]-11
No. 27	V2527-A5	[***]	[***]	1	Formula II	[***]-12
No. 28	V2527-A5	[***]	[***]	1	Formula II	[***]-12
No. 29	V2533-A5	[***]	[***]	1	Formula II	TBD*
No. 30	V2533-A5	[***]	[***]	1	Formula II	TBD*

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 3    Page 14
4819-9244-3218.2